EXHIBIT 10.6

                           PERSONNEL MANAGEMENT, INC.
                             1998 STOCK OPTION PLAN


1. PURPOSE OF THE PLAN

         This Stock Option Plan ("Plan") is designed to provide an incentive to persons employed by Personnel Management, Inc. (the "Corporation") and any of its subsidiaries, including officers and employee Directors, and to offer an additional inducement in obtaining the services of key personnel and professional advisors by granting such persons options to purchase shares of the Corporation's common stock ("Common Shares"). The Plan provides for the grant of
(i) options intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and
(ii) non-qualified options.

2. STOCK SUBJECT TO THE PLAN

         The Common Shares to be issued upon exercise of options granted under the Plan (the "Options") shall be made available, at the discretion of a committee of the Board of Directors appointed hereunder, from either authorized but unissued Common Shares or Common Shares held in the treasury of the Corporation or any subsidiary of the Corporation, including Common Shares purchased in the open market or otherwise.

         Subject to the  provisions  of the next  succeeding  paragraph  of this
Section 2, the aggregate number of shares for which Options may be granted under the Plan shall be 200,000. If, prior to December 17, 2007, the Plan remains in effect and an Option granted under the Plan shall have terminated for any reason without having been exercised in full, then the unpurchased shares covered by the terminated Option shall become available for option to other employees.

         In the event that an optionee tenders Common Shares owned by the optionee in payment of the purchase price of shares the optionee has elected to purchase pursuant to an Option, only the net shares issued in connection with such transaction (calculated by subtracting the number of shares tendered in payment from the number of shares purchased under the Option) shall be considered to be shares for which Options have been granted under the Plan, and the remaining number of shares issued under such Option shall be considered unpurchased shares that shall again become available for grants of Options to other employees.

         In the event that the outstanding Common Shares hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any recapitalization, reclassification, combination of shares, stock split-up, stock dividend, or other reorganization or (in the discretion of the Committee) in the event of any spin-off or other distribution of a substantial portion of the assets of the Corporation to the holders of the shares of the Corporation then subject to Options granted hereunder:


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          (a) the aggregate  number and kind of shares  subject to Options which may be granted hereunder shall be adjusted appropriately; and

          (b) rights under outstanding Options granted hereunder, both as to the
     number  of  subject  shares  and  the  Option  price,   shall  be  adjusted
     appropriately.

         The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

3. ADMINISTRATION OF THE PLAN

         The Plan shall be administered by a committee of the Board of Directors (the "Committee") consisting of two or more members, each of whom shall qualify at all times as a "Non-Employee Director" within the meaning of Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended, or any successor rule ("Rule 16b-3"). The members of the Committee shall be appointed by, and may be changed from time to time in the discretion of, the Board of Directors of the Corporation. A majority of the members shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all of the members without a meeting, shall be the acts of the Committee.

4. OPTION PRICE

         The purchase price under each Option shall be determined by the Committee at the time of grant. In the case of Incentive Stock Options, the purchase price must be set as follows:

          (a) for persons who at the time of grant own stock possessing ten percent or less of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary corporation, the Option price at the time the Option is granted must be set at no less than the fair market value of the Common Shares subject to the Option; and

          (b) for optionees who own stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or of any parent or subsidiary corporation, the Option price at the time the Option is granted must be at least 110 percent of the fair market value of the Common Shares subject to the Option.

The purchase price for nonqualified Options shall be set at the fair market value of the Common Shares covered by the Option at the time of grant. Fair market value shall be determined for purposes of Section 4 by the Committee in good faith in accordance with all applicable requirements of the Code.

5. OPTIONS AND ELIGIBILITY OF OPTIONEES

         The Committee may, consistent with the purposes of the Plan, from time to time (a) grant Options to any or all employees (including officers and employee Directors) of the Corporation and any of its future subsidiaries as defined in applicable sections of the Code, and (b) grant nonqualified Options to persons who act as consultants (not including non-employee Directors) to the Corporation but who are not employed by the Corporation. There shall be no limitation on the aggregate number of shares for which an Option or Options may be granted to any one individual; provided, however, that the aggregate fair market value (determined at the time the Option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under all such plans of the Corporation and any parent or subsidiary corporation) shall not exceed $100,000 (the "Qualifying Limit"). Incentive Stock Options may not be granted under the Plan after December 17, 2007. Notwithstanding the above and in order that the Corporation retains the flexibility to provide additional inducement to key personnel, the aggregate fair market value of shares of which any individual may be granted Options that first become exercisable in any calendar year may exceed the Qualifying Limit; provided, however, that the Options granted in excess of the Qualifying Limit shall not be treated as "Incentive Stock Options." Employees may receive more than one Option under the Plan.

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         The Committee, at the time of each grant under this Plan, shall specify whether such grant is intended to qualify as an Incentive Stock Option or constitute a non-qualified Option.

         The Board of Directors, without further approval of the shareholders, may substitute new Options for prior options of a constituent corporation or assume the prior options of a constituent corporation. For the purposes of this
Section 5, a constituent corporation shall include any corporation which has been merged into or consolidated with the Corporation or one or more subsidiaries of the Corporation, or whose assets or stock has been acquired by or liquidated into the Corporation, or by or into any one or more subsidiaries of the Corporation, or any parent or any subsidiary of such corporation.

         Subject to the terms, provisions and conditions of the Plan, the Committee shall have exclusive jurisdiction (i) to select the persons to whom Options may be granted, (ii) to determine the number of shares subject to each Option, (iii) to determine the time or times when Options will be granted, (iv) to determine the Option price of the shares subject to each Option, which price in the case of Incentive Stock Options shall be not less than the minimum specified in Section 4 of the Plan, (v) to determine the time when each option may be exercised within the limits stated in the Plan, (vi) to prescribe the form, which shall be consistent with the Plan, of the instruments evidencing any Options granted under the Plan, and (vi) to take any other action or make any other determination under this Plan not expressly delegated to others by the Articles of Incorporation or Bylaws of the Corporation, or by this Plan, or by applicable law. The Committee's determination or interpretation of any matter within the Committee's jurisdiction under the Plan shall be conclusive, final and binding upon the Corporation, the optionees and all other interested persons.

6. RESTRICTIONS ON TRANSFERABILITY OF OPTIONS

         No Option, including any Replacement Option (as defined in Section 7), granted under the Plan shall be transferable by the optionee unless the Committee, in its sole discretion, authorizes such transfer and such transfer is permitted by, or is not in violation of, the provisions of the Code and Rule 16b-3 (to the extent that such are applicable to the Option). Except as specifically authorized by the Committee, an Option, including any Replacement Option, shall be exercisable during the optionee's lifetime only by the optionee or, in the case of the optionee's legal disability, by the optionee's guardian or legal representative.

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7. EXERCISE OF OPTIONS; REPLACEMENT OPTIONS

         Each Option granted under the Plan shall expire not later than ten years from the date the Option was granted. The Committee may, in its discretion, prescribe a shorter period for the expiration of any Option or Options.

         Subject to the provisions of this Section 7 and of Section 8 hereof, each Option may be exercised in whole or from time to time in part with respect to the number of shares as to which it is then exercisable in accordance with the terms of the Plan and the determinations of the Committee. Except as otherwise provided in Section 8 hereof, no Option that is intended to qualify as an Incentive Stock Option may be exercised unless the optionee shall have been in the employ of the Corporation or one of its subsidiaries at all times during the period beginning with the date of grant of such Option and ending on the date three (3) months prior to the date of exercise of such Option. The Committee may impose additional conditions upon the right of an optionee to exercise any Option granted hereunder that are not inconsistent with the terms of the Plan or, in the case of an Option intended to qualify as an Incentive Stock Option, with the requirements for qualification as an Incentive Stock Option under Section 422 of the Code.

         A person exercising an Option shall give written notice to the Corporation of such exercise and the number of shares the optionee has elected to purchase and shall at the time of purchase tender an amount in cash, in Common Shares of the Corporation owned by such person, or in any combination of cash and such Common Shares, equal in value to the purchase price of the shares the optionee has elected to purchase. Until the purchaser has made such payment and has been issued a certificate or certificates for the shares so purchased, the optionee shall possess no shareholder rights with respect to any such share or shares.

         In the event that an optionee tenders Common Shares owned by such optionee in payment (in whole or in part) of the purchase price of shares that the optionee has elected to purchase under an Option, the Corporation shall be obligated to use its best efforts to issue to such optionee a replacement option of the same type (Incentive Stock Option or nonqualified Option) (a "Replacement Option") as the Option exercised (the "Exercised Option") and with the same expiration date as the Exercised Option. Such Replacement Option shall entitle the optionee to purchase a number of shares equal to the number of shares tendered to the Corporation to purchase shares under the Exercised Option, and shall specify an exercise price equal to the fair market value of the Common Shares on the date of exercise of the Exercised Option. Such Replacement Option shall not be exercisable during the twelve-month period following the date of exercise of the Exercised Option; if, during such period, the optionee should sell any Common Shares of the Corporation (other than in payment of the exercise price of another Option under the Plan, or pursuant to a corporate transaction in which all holders of Common Shares are obligated to sell or otherwise dispose of their shares), then the Replacement Option shall never become exercisable with respect to the number of shares that are equal to the aggregate number of Common Shares that were sold by the optionee during such period (subject to appropriate adjustment for any subsequent changes in the Common Shares of the type described by Section 2 of this Plan) but shall become exercisable as to the remainder of the Common Shares covered by the Replacement Option. Except as specifically provided otherwise in this Section 7, all provisions of this Plan applicable to an Option shall apply to a Replacement Option of the same type (Incentive Stock Option or nonqualified Option). Replacement Options shall be issuable upon exercise of other Replacement Options granted under this paragraph if all conditions for such issuance are satisfied.

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8. TERMINATION OF EMPLOYMENT

               (a) Termination Other Than for Disability, Retirement or Upon Death. In the event that any optionee's employment by the Corporation and its subsidiaries shall terminate for any reason, other than permanent and total disability as such term is defined in Section 22(e)(3) of the Code ("Permanent and Total Disability"), retirement or death, all of such optionee's Options (regardless of whether they are intended to be Incentive Stock Options), and all of such optionee's rights to purchase or receive Common Shares pursuant thereto, as the case may be, may be exercised, to the extent that the Optionee was entitled to exercise such Options at the date of such termination of employment, by the optionee until the earlier of (i) the respective expiration dates of such Options or (ii) (x) if the Option is an Incentive Stock Option, on the date that is three (3) months after the date of such termination of employment or (y) if the Option is a nonqualified Option, on the date that is one (1) year after the date of such termination of employment. If, however, an optionee's employment is terminated for cause, the provisions of the preceding sentence shall not apply and any Option held by such optionee will terminate automatically upon the termination of the optionee's employment. Options granted under the Plan shall not be affected by any change in service or employment so long as the optionee continues to be employed by or in the service of the Corporation or any of its subsidiaries, or a corporation (or a parent or subsidiary of such corporation) issuing or assuming an Option in a transaction in accordance with applicable Code requirements.

               (b) Disability. In the event that any optionee's employment shall terminate as a result of the Permanent and Total Disability of such optionee, such optionee (or the optionee's guardian or legal representative) may exercise, to the extent that the optionee was entitled to exercise any such Options at the date of such termination of employment, any Options granted to the optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Options or (ii) (x) if the Option is an Incentive Stock Option, on the date that is one year after the date of such termination of employment or (y) if the Option is a nonqualified Option, on the date that is three (3) years after the date of such termination of employment.

               (c) Death. In the event that any optionee's employment shall terminate as a result of the death of the optionee, any Options granted to any such optionee may be exercised, to the extent that the optionee was entitled to exercise any such Options at the date of death, by the person or persons to whom the optionee's rights under any such Options pass by will or by the laws of descent and distribution (including the optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Options or (ii) the date which is three
          (3) years after date of death of such optionee.

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               (d)  Retirement.  In the  event  that any  optionee's  employment terminates as a result of the optionee's retirement on or after attaining the age of 62 and after the optionee has been employed by the Corporation for at least three (3) years, such optionee (or the optionee's guardian or legal representative) may exercise, to the extent that the optionee was entitled to exercise any such Option at the date of such termination of employment, any Options granted to the optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Options or (ii) the date which is three (3) years after the date of such termination of employment. In the event that an optionee's employment terminates as a result of the optionee's retirement and such optionee has not been employed by the Corporation for at least three (3) years at the time of such retirement, then, on the date of such optionee's retirement, all of such optionee's Options and rights to purchase or receive Common Shares pursuant thereto shall terminate.

               (e) Nonqualified Options. Notwithstanding the above provisions of this Section 8, the Committee in its sole discretion may extend the termination date of any nonqualified Option to a date not later than the scheduled expiration date of the nonqualified Option.

               (f) Termination of Options. To the extent that any Option granted under the Plan to any optionee whose employment by the Corporation terminates shall not have been exercised within the applicable period set forth in this Section 8, as it may be extended by the Committee hereunder, any such Option, and all rights to purchase shares pursuant thereto, shall terminate on the last date of the applicable period.

9. EFFECT OF CORPORATE REORGANIZATIONS

         Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Corporation's issue, or upon a sale of substantially all the property of the Corporation to another corporation or person, the Plan shall terminate, unless provision shall be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised Options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Corporation shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 9, not yet be exercisable.

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10. OTHER EMPLOYEE STOCK BENEFIT PLANS

         The Corporation reserves the right, in the discretion of its Board of Directors, to establish other plans during the term of this Plan under which employees and others providing services to the Corporation and its subsidiaries (including officers and Directors thereof) may be entitled (in addition to their rights under Options granted under this Plan) to receive or purchase shares of the Corporation's capital stock or other securities, or cash amounts determined in relation to the earnings, dividends, net worth or market appreciation of shares of the Corporation's capital stock or other securities, including, but not limited to, restricted stock, stock appreciation rights, stock bonuses, book value stock, and the like.

11. AMENDMENTS TO PLAN

         The Committee may from time to time prescribe, amend and rescind rules and regulations relating to the Plan and, subject to the approval of the Board of Directors of the Corporation, may at any time terminate, modify or suspend the operation of the Plan, provided that no such modification shall be effected without approval of the shareholders if such modification would cause the Plan to no longer to comply with any regulatory or legal requirements.

12. MISCELLANEOUS

    (a) Compliance with Law.

               (i) The Corporation shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute or result in a violation by the optionee or the Corporation of any provisions of any law, statute or regulation of any governmental authority. Without limiting the generality of the foregoing, in connection with the Securities Act of 1933 (the "Securities Act"), upon exercise of any Option, the Corporation shall not be required to issue shares unless the Committee has received evidence satisfactory to it to the effect that registration under the Securities Act and applicable state securities laws is not required or that such registration is effective. Any determination in this connection by the Committee shall be final, binding and conclusive. If shares are issued under any Option without registration under the Securities Act or applicable state securities laws, the Optionee may be required to accept the shares subject to such restrictions on transferability as may in the reasonable judgment of the Committee be required to comply with exemptions from registration under such laws. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act or applicable state securities laws. The Corporation shall not be obligated to take any other affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

               (ii) With respect to persons subject to Section 16 of the Securities Exchange Act of 1934 (the "1934 Act"), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

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          (b) Vesting.  The Committee,  in its sole discretion,  shall determine the conditions, if any, for the vesting of rights in Options granted pursuant to the Plan.

          (c) Tenure. Nothing in the Plan or in any Option granted hereunder or in any agreement relating thereto shall confer upon any officer or employee the right to continue in such position with the Corporation or any subsidiary thereof.

          (d) Withholding Taxes. Where an optionee is entitled to receive shares pursuant to the exercise of an Option pursuant to the Plan, the Corporation shall have the right to require the optionee to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a number of such shares sufficient to cover the amount required to be withheld.

          (e) Singular, Plural; Gender. Whenever used herein, nouns in the singular shall include the plural, and the feminine pronoun shall include the masculine gender.

          (f)  Headings,  Etc.,  No Part of the Plan.  Headings of sections  and
     paragraphs   hereof  are  inserted  for  convenience  of  reference;   they
     constitute no part of the Plan.

          (g) Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Indiana except to the extent that Federal law shall be deemed to apply.

13. EFFECTIVE DATE

         The Plan shall become effective on the date of adoption by the Board of Directors (the "Effective Date"), subject to approval by the shareholders of the Corporation either (a) by the affirmative vote of a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding shares entitled to vote thereon is present in person or by proxy and voting on the Plan or (b) by unanimous written consent. The Plan shall expire on December 17, 2007, after which no Options may be granted under the Plan.